Exhibit 21.1
Tiffany & Co.
Report on Form 10-K

Tiffany & Co.
Subsidiaries
(Note: Omitted from this list are
certain subsidiaries that do not
constitute Significant
Subsidiaries (see Reg. S-X))

TIFFANY & CO.
Delaware
TIFFANY AND COMPANY
New York
TIFFANY & CO. LUXEMBOURG S.A.R.L.
Luxembourg
Tiffany (NY) 50%
Tiffany Int'l (DE) 50%
TIFFANY & CO. INTERNATIONAL
Delaware
LAURELTON DIAMONDS, INC. (Formerly FHH Diamonds, Inc.)
Delaware
EAST POND HOLDINGS, INC.
Delaware
LCT INSURANCE COMPANY
New York
T. RISK HOLDINGS INC.
New Jersey
TIFFANY & CO. ICT, INC.
Delaware
See Next Page
Domestic Subsidiaries
International Subsidiaries
TIFFANY & CO. JAPAN INC.
Delaware
TIFFANY-BRASIL LTDA.
Brazil
LAURELTON DIAMONDS ONTARIO LTD.
Ontario, Canada
TRM INVESTMENTS L.L.C.
New Jersey
[LCT 99% - TIFFCO 1%]
TIFFANY ATLANTIC CITY, INC.
New Jersey
TIFFANY & CO. TAIWAN HOLDING LLC
Delaware
TIFFANY IMPORTAÇÃO E COMÉRCIO DE JÓIAS LTDA.
Brazil
TIFFANY (NJ) LLC
Delaware
TIFF SWISS HOLDINGS GmbH
Switzerland-Canton Zurich
TIFFANY & CO. WATCH CENTER A.G.
Switzerland-Canton Zurich
TIFFANY & CO. TAIWAN LIMITED
Taiwan
DPFH CO. LTD.
British Virgin Islands
TIFFCO INVESTMENT VEHICLE, INC.
British Virgin Islands
LAURELTON DIAMONDS (XI'AN) LTD.
China
LAURELTON DIAMONDS VIETNAM LLC
Vietnam
LAURELTON DIAMONDS (MAURITIUS) LIMITED
Mauritius
NHC, LLC
Delaware
[TIFFCO 51%]
[LAURELTON (DE) 49%]
BWHC, LLC
Delaware
[TIFFCO 75%]
[LAURELTON (DE) 25%]
LAURELTON-REIGN DIAMONDS (PTY) LTD.
Namibia
[TIFFCO 83%]
LAURELTON DIAMONDS SOUTH AFRICA (PROPRIETARY) LIMITED
(Formerly Rand Precision Cut Diamonds (Proprietary) Ltd.)
[NHC, LLC 85%]
South Africa
LAURELTON DIAMONDS (BOTSWANA) (PROPRIETARY) LIMITED
(Formerly Rand Diamonds (Botswana) (Proprietary) Ltd.)
[BWHC 80%]
Botswana

Exhibit 21.1
Tiffany & Co.
Report on Form 10-K

Tiffany & Co.
Subsidiaries
(Note: Omitted from this list
are certain subsidiaries that
do not constitute Significant
Subsidiaries (see Reg. S-X))

TIFFANY & CO.
Delaware
TIFFANY AND COMPANY
New York
TIFFANY & CO. INTERNATIONAL
Delaware
TIFFANY & CO. LUXEMBOURG S.A.R.L.
Luxembourg
Tiffany (NY) 50%
Tiffany Int'l (DE) 50%
TIFFANY & CO. HOLDING I LLC
Delaware
Luxembourg 100%
TCO NETHERLANDS I C.V.
Netherlands
GP - LLC I (DE)
0.00000034%
LP – Luxembourg 99.90%
TIFFANY & CO. (NL) II C.V.
Netherlands
GP - LLC I (DE)
0.00000048%
LP – CV I 99.90%
TIFFANY & CO. HOLDING II LLC
Delaware
CV I 100%
TIFFANY & CO. OVERSEAS FINANCE B.V.
Netherlands
TIFFANY & CO. (BVI) LTD.
British Virgin Islands
TIFFANY & CO. (CANADA) LP
Canada
GP - CV I 0.10%
LP - CV II 99.90%
TIFFANY & CO. AUSTRALIAN HOLDINGS PTY. LTD.
Australia
TIFFANY & CO. (UK) HOLDINGS LIMITED
United Kingdom
TIFFANY & CO. CANADA
Canada
TIFFANY & CO. MEXICO, S.A. de C.V.
Mexico
TIFFANY & CO. HONG KONG HOLDING LLC
Delaware
TIFFANY & CO. (AUSTRALIA) PTY. LTD.
Australia
TIFFANY & CO. (JEWELLERS) LIMITED
Ireland
TIFFANY & CO. NETHERLANDS B.V.
Netherlands
TIFFANY & CO. BELGIUM SPRL
Belgium
TIFFANY & CO. ITALIA S.p.A.
(Formerly Tiffany/Faraone S.p.A.)
Italy
TIFFANY & CO. ASIA PACIFIC LIMITED
(Formerly Sindat Limited)
Hong Kong
TIFFANY AND COMPANY (CYPRUS) LIMITED
Cyprus
July 21, 2009
(HE-252702)
TIFFANY OF NEW YORK (SPAIN) S.L.
Spain
TIFFANY & CO. OF NEW YORK LIMITED
Hong Kong
TIFFANY & CO. ASIA HOLDINGS LLC
Delaware
TIFFANY & CO. KOREA HOLDING LLC
Delaware
TIFFANY & CO.
(Formerly Societe Francaise Pour Le Developpement De La Porcelaine Dart)
France
TIFFANY & CO. (GB)
(ULC) (Formerly Tiffany & Co.)
United Kingdom
TIFFANY & CO. (SHANGHAI) COMMERCIAL COMPANY LIMITED
China
TIFFANY & CO. PTE. LTD
Singapore
TCO MACAU LIMITED
Macau
TIFFANY KOREA LTD.
(Formerly Tiffco Korea Ltd)
Republic of Korea
SOCIETE EUROPEENNE DE PORCELAINE INDUSTRIELLE ET ARTISANALE
France
TIFFANY & CO. LIMITED
(Formerly Tiffany & Co. (GB) Ltd.)
United Kingdom
UPTOWN ALLIANCE (M) Sdn. Bhd.
Malaysia